EXHIBIT 10.22

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT
[Regency by the Vineyard, Euless, Texas]
THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is entered into to be effective as of August 6, 2015, by and between AP WP VINEYARD REIT LLC, a Delaware limited liability company ("Seller"), and STEADFAST ASSET HOLDINGS, INC., a California corporation ("Purchaser").
Recitals:
A.    Seller and Purchaser are parties to that certain Purchase and Sale Agreement effective June 29, 2015, relating to the purchase and sale of that certain real property commonly known as Regency by the Vineyard, Euless, Texas as more particularly described therein, as amended by (i) email exchange of counsel dated July 30, 2015 and (ii) that certain First Amendment to Purchase and Sale Agreement dated July 31, 2015 (collectively the "Contract").
B.    Seller and Purchaser desire to amend the Contract as provided below.
Agreement:
NOW, THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) and the mutual agreements herein contained, and in reliance thereon, Seller and Purchaser hereby agree as follows:

1.	Defined Terms. Except as expressly defined in this Amendment, all capitalized terms have the meaning(s) assigned in the Contract.

2.	Parallel Agreements.

(a)	Section 2(a) of the Contract is hereby deleted and replaced in its entirety by the following:

"(a)
Notwithstanding anything to the contrary contained in this Contract, Purchaser shall have no right to purchase the Property and Seller shall be under no obligation to sell the Property unless (i) the Closing for all the Tranche A Contracts occurs simultaneously, (ii) if the Closing of the Tranche B Contracts does not occur simultaneously with the Closing of the Tranche A Contracts, the Additional Extension Deposit (as defined in each Tranche B Contract) is deposited on or before the Closing of the Tranche A Contracts; it being understood and agreed the foregoing conditions precedent to Closing shall be for the sole benefit of Seller and may be waived or enforced by Seller in its sole and absolute discretion."

3.	Closing Date. The first paragraph of Section 5(a) of the Contract is deleted in its entirety and amended to read as follows:

"(a)
Closing Date. The closing of the sale of the Property to Purchaser (the "Closing") shall take place at the Title Company on August 26, 2015 (the "Closing Date"). The parties may effect the Closing by making their Closing deliveries into escrow with Title Company pursuant to escrow instructions that do not conflict with the terms of this Contract.

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4.	Miscellaneous.

(a)	Except as amended by this Amendment, the Contract remains effective in accordance with its terms. The terms of this Amendment will control over any conflicts between it and the terms of the Contract.

(b)
This Amendment may be executed in a number of identical counterparts, and a facsimile or electronic mail transmission shall be binding on the party or parties whose signatures appear thereon. If so executed, each of such counterparts is to be deemed an original for all purposes, and all such counterparts shall, collectively, constitute one amendment, but in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

REMAINDER OF PAGE INTENTIONALLY BLANK.
SIGNATURE PAGE(S) FOLLOWS.

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IN WITNESS WHEREOF, the parties have executed this Second Amendment to be effective as of the date first written above.

SELLER:

AP WP VINEYARD REIT LLC, a Delaware limited liability company

By: AP WP Texas MF LLC, a Delaware limited liability company, its Manager

By:	/s/ Curtis W. Walker
Name:	Curtis W. Walker
Title:	Designated Representative
Date signed: August 6, 2015

PURCHASER:

STEADFAST ASSET HOLDINGS, INC.,
a California corporation

By:	/s/ Ana Marie del Rio
Name:	Ana Marie del Rio
Title:	Vice President

Date signed: August 6, 2015

Second Amendment to Purchase and Sale Agreement
Signature Page